Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Performance Trust Municipal Bond Fund
Institutional Class Shares (PTIMX)
Class A Shares (PTRMX)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated October 16, 2026 to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated December 29, 2025

Conversion of Mutual Fund Share Classes
At a meeting held on October 15, 2026, the Board of Trustees (the “Board”) of the Trust approved a Plan of Conversion that provides for the conversion of Class A shares of the Performance Trust Municipal Bond Fund (the “Fund”) into Institutional Class shares of the Fund. PT Asset Management, LLC (the “Adviser” or “PTAM”), the Fund’s investment adviser, recommended the share class conversion in anticipation of the reorganization of the Fund, which operates as a mutual fund series of the Trust, into the Performance Trust Municipal Bond ETF (the “PTAM ETF”), a newly-created series of the Trust which will operate as an exchange-traded fund (“ETF”), as discussed further below.

Class A shares of the Fund will be closed to new investors effective on or about January 12, 2027. After the close of business on January 15, 2027, the Fund will convert Class A shares into Institutional Class shares. Prior to the conversion, shareholders of Class A shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Class A shares of the Fund will own Institutional Class shares of the Fund equal to the aggregate net asset value of the shareholder’s Class A shares. Because Class A shareholders will own Institutional Class shares following the conversion, those shareholders will no longer be subject to Rule 12b-1 distribution and service fees. Institutional Class shares have lower fees and expenses than Class A shares.

The conversion will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Reorganization into Performance Trust Municipal Bond ETF
At the meeting held on October 15, 2026, the Board also approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Fund to be converted into an ETF through the reorganization of the Fund into the PTAM ETF, a newly-created ETF series of the Trust (the “Reorganization”).

Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Fund and the PTAM ETF, a vote of the shareholders of the Fund is not required to approve the Reorganization.

An information statement/prospectus on Form N-14 (the “Information Statement”) providing information on the Reorganization, and including the Plan of Reorganization, will be mailed to shareholders of the Fund during the fourth quarter of 2026. The Reorganization, which is expected to be tax free to the shareholders of the Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Fund to the PTAM ETF, in exchange for shares of the PTAM ETF. Shareholders of the Fund will then receive shares of the PTAM ETF equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Fund at the time of the Reorganization. The Fund will then be dissolved. These events are currently expected to occur on or about the close of business on January 29, 2027.

Prior to the Reorganization, PTAM will continue to manage the Fund in accordance with the Fund’s investment objective and principal investment strategies. After the Reorganization, PTAM will serve as investment adviser for the PTAM ETF. Mr. G. Michael Plaiss and Mr. Mark Peiler, the current portfolio managers for the Fund, will also be the portfolio managers of the PTAM ETF and will be responsible for the day-to-day management of the PTAM ETF’s portfolio. The PTAM ETF will have identical investment objectives and investment restrictions and substantially similar investment strategies and risks as the Fund. The PTAM ETF will also be subject to certain risks unique to operating as an ETF. A comparison of the investment policies, strategies and risks of the Fund and the PTAM ETF will be provided in the Information Statement.

There are some differences between a traditional mutual fund and an ETF. Shares of an ETF are not issued in fractional shares and as a result, some shareholders who hold fractional shares of the Fund may have such fractional shares redeemed at net asset value immediately prior to the Reorganization resulting in a small cash payment, which will be taxable. After the Reorganization, individual shares of the PTAM ETF may only be purchased and sold in the secondary market through a financial intermediary. Should you decide to purchase or sell shares of the PTAM ETF after the Reorganization, you will need to place a trade through a financial intermediary who will execute your trade on an exchange at prevailing market prices. Because PTAM ETF shares will trade at market prices rather than at NAV, PTAM ETF shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Current and potential Fund shareholders may continue to purchase and redeem shares of the Fund in a brokerage account through a financial intermediary, until the last business day before the closing of the Reorganization, which date shall be included in the Information Statement mailed to shareholders. Effective immediately, the Fund will no longer be able to open shareholder accounts directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). Shareholders must open accounts through their financial intermediary. All references in the Fund’s Prospectus and SAI to purchasing shares directly through the Transfer Agent are hereby removed.

Shareholders should retain this Supplement for future reference.
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